Consent of Independent Registered Public Accounting Firm

As independent public accountants, we hereby consent to the use of our report incorporated by reference herein dated January 13, 2005 on the financial statements of Bull Moose Growth Fund, dated as of November 30, 2004 and for the periods indicated therein and to the references to our firm in the prospectus and the Statement of Additional Information in this Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of Unified Series Trust (SEC File No. 811-21237 and 333-100654).

Cohen McCurdy, Ltd.

Westlake, Ohio

September 29, 2005

Consent of Independent Registered Public Accounting Firm

As independent public accountants, we hereby consent to the use of our report incorporated by reference herein dated October 21, 2004 on the financial statements of Monteagle Funds, dated as of August 31, 2004 and for the periods indicated therein and to the references to our firm in the prospectus and the Statement of Additional Information in this Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of Unified Series Trust (SEC File No. 811-21237 and 333-100654).

Cohen McCurdy, Ltd.

Westlake, Ohio

September 29, 2005

Consent of Independent Registered Public Accounting Firm

As independent public accountants, we hereby consent to the use of our report incorporated by reference herein dated November 23, 2004 on the financial statements of Iron Market Opportunity Fund, dated as of September 30, 2004 and for the periods indicated therein and to the references to our firm in the prospectus and the Statement of Additional Information in this Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of Unified Series Trust (SEC File No. 811-21237 and 333-100654).

Cohen McCurdy, Ltd.

Westlake, Ohio

September 29, 2005

Consent of Independent Registered Public Accounting Firm

As independent public accountants, we hereby consent to the use of our report incorporated by reference herein dated September 23, 2004 on the financial statements of Polynous Growth Fund, dated as of July 31, 2004 and for the periods indicated therein and to the references to our firm in the prospectus and the Statement of Additional Information in this Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of Unified Series Trust (SEC File No. 811-21237 and 333-100654).

Cohen McCurdy, Ltd.

Westlake, Ohio

September 29, 2005